77C Matters submitted to a vote of security holders
Columbia International Stock Fund
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. However the meeting was adjourned to October 7, 2006 and the votes cast at the Meeting were as follows:
To elect Trustees:          For              Withheld          Abstain

Douglas A. Hacker        60,692,513.017     220,690.932     159,889.416
Janet Langford Kelly     60,702,370.024     210,982.838     159,740.503
Richard W. Lowry         60,706,258.322     210,326.218     156,508.825
Charles R. Nelson        60,704,747.612     211,433.833     156,911.920
John J. Neuhauser        60,741,054.998     211,309.437     120,728.930
Patrick J. Simpson       60,704,428.675     208,775.274     159,889.416
Thomas E. Stitzel        60,695,887.027     217,316.922     159,889.416
Thomas C. Theobald       60,695,720.657     217,483.292     159,762.956
Anne-Lee Verville        60,704,612.622     208,717.787     159,762.956
Richard L. Woolworth     60,705,828.698     207,375.251     159,889.416
William E. Mayer          7,632,312.660  53,282,477.996     158,302.709


Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:           57,715,403.773  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         276,529.024   Shares of beneficial interest
Abstain:         304,384.568   Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans

For:          57,687,275.385   Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:        304,771.368    Shares of beneficial interest
Abstain:        304,270.612    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.
For:           57,759,093.688  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          235,934.648  shares of beneficial interest
Abstain:          301,289.029  shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in commodities

For:         57,716,198.942  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      293,577.052    shares of beneficial interest
Abstain:      286,541.371    shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      57, 766,604.228  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     232,581.748   Shares of beneficial interest
Abstain:     297,131.389   Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:       57,694,982.153   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:      296,566.166  Shares of beneficial interest
Abstain:      304,769.046  Shares of beneficial interest


Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:     57,712,869.829  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    276,880.811  Shares of beneficial interest
Abstain:    306,566.725  Shares of beneficial interest


Elimination of fundamental investment restrictions with respect to short sales.

For:     57,658,972.134  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    341,402.400  Shares of beneficial interest
Abstain:    295,942.831  Shares of beneficial interest

Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      57,709,496.421  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  290,360.008     Shares of beneficial interest
Abstain:  296,460.936     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:       57,714,444.740 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     289,082.653  Shares of beneficial interest
Abstain:     292,789.972  Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:     57, 655,905.693  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     342,459.762  Shares of beneficial interest
Abstain:     297,951.910  Shares of beneficial interest

To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:     57, 738,183.266  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    236,336.008   Shares of beneficial interest
Abstain:    321,798.091   Shares of beneficial interest


Columbia Federal Securities Fund
On September 16, 2005, a Special Meeting of the Shareholders of the Funds was held to approve the following items, as described in the Proxy Statement for the Meeting. The votes cast at the Meeting were as follows:


To elect Trustees:                  For                           Withheld
Douglas A. Hacker            251,538,910.788                   4,263,833.338
Janet Langford Kelly         251,528,357.353                   4,274,386.773
Richard W. Lowry             251,683,555.163                   4,119,188.963
Charles R. Nelson            251,750,297.178                   4,052,446.948
John J. Neuhauser            251,738,893.036                   4,063,851.090
Patrick J. Simpson           251,810,145.436                   3,992,598.690
Thomas E. Sitzel             251,716,092.327                   4,086,651.799
Thomas C. Theobald           251,754,592.177                   4,048,151.949
Anne-Lee Verville            251,490,856.305                   4,311,887.821
Richard L. Woolworth         251,630,779.504                   4,171,964.622
William E. Mayer             147,422,123.221                  108,380,620.905


               Shares of beneficial interest being a plurality of the shares represented at the Meeting.

2a: Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:           36,225,929.823  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       1,234,528.433   Shares of beneficial interest
Abstain:       1,433,978.433   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:       36,358,975.179    Shares of beneficial interest being a majority
                             of the shares represented at the meeting.
Against:    1,213,059.225    Shares of beneficial interest
Abstain:    1,322,402.601    Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:        36,647,575.711   shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:      915,354.580    shares of beneficial interest
Abstain:    1,331,506.714    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       36,403,434.578  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   1,112,263.496   Shares of beneficial interest
Abstain:   1,378,738.931   Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      36,253,854.232  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   1,213,767.516  Shares of beneficial interest
Abstain:   1,426,815.257  Shares of beneficial interest

2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin.

For:       35,834,864.501  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,670,426.863  Shares of beneficial interest
Abstain:    1,389,145.641  Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       36,359,904.423  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,182,407.888  Shares of beneficial interest
Abstain:    1,352,124.694  Shares of beneficial interest

Columbia Balanced Fund

77C Matters submitted to a vote of security holders

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. Item 3 was adjounred to November 16, 2005 and the votes cast at the September 16, 2005 Meeting were as follows:



To elect Trustees:            For               Withheld          Abstain
------------------------ ------------------------------------------------------
Douglas A. Hacker          6,940, 201.235    308,577.210.       295,302.351
Janet Langford Kelly       6,964, 696.209    284,340.669        295,043.918
Richard W. Lowry           6,964,177.596    288,775.096         291,128.104
Charles R. Nelson          6,955,242.511    293,794.367         295,043.918
John J. Neuhauser          6,938,643.232    310,483.416         294,954.148
Patrick J. Simpson         6,960,657.588    288,379.290         295,043.918
Thomas E. Stitzel          6,944,041.325    305,056.304         294,983.167
Thomas C. Theobald         6,957,230.830    291,806.048         295,043.918
Anne-Lee Verville          6,963,861.877    285,518.371         294,700.548
Richard L. Woolworth       6,955,689.866    293,436.782         294,954.148
William E. Mayer           6,931,053.839    318,451.218         294,575.739

Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:        5,677,118.125   Shares of beneficial interest being a majority
                            of the shares represented at the meeting.
Against:      438,709.201   Shares of beneficial interest
Abstain:      755,071.470   Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans

For:       5,637,298.280  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    481,015.958   Shares of beneficial interest
Abstain:    752,584.558   Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.
For:      5,767,710.298 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    385,528.461 shares of beneficial interest
Abstain:    717,660.037 shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in commodities

For:      5,705,877.210  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    463,310.919  shares of beneficial interest
Abstain:    701,710.667  shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       5,765,582.441  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    361,231.250   Shares of beneficial interest
Abstain:    744,085.105   Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      5,699,615.281   Shares of beneficial interest being a majority of the
                          shares represented at the meeting.
Against:    429,829.270   Shares of beneficial interest
Abstain:    741,454.245   Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:     5,684,790.726    Shares of beneficial interest being a majority of the
                          shares represented at the meeting.
Against:   441,224.308    Shares of beneficial interest
Abstain:   744,883.762    Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to short sales.

For:         5,656,821.470   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:       462,108.914   Shares of beneficial interest
Abstain:       751,968.412   Shares of beneficial interest

Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:        5,707,863.649  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      427,127.806  Shares of beneficial interest
Abstain:      735,907.341  Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:       5,732,613.809  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    414,072.005   Shares of beneficial interest
Abstain:    724,212.982   Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls

For:      5,654,036.786   Shares of beneficial interest being a majority of the
                          shares represented at the meeting.
Against:    455,143.922   Shares of beneficial interest
Abstain:    761,718.088   Shares of beneficial interest

3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:       5,707,485.621  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    368,227.911   Shares of beneficial interest
Abstain:    795,185.264   Shares of beneficial interest


77C Matters submitted to a vote of security holers

Columibia Balanced Fund cont'd
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the combined Proxy Statement/Prospectus for the Meeting. The following item was adjourned to November 16, 2005 and the the vote cast at the Meeting were as follows:

3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:          8,047,453.492 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        513,964.799    Shares of beneficial interest
Abstain:      1,116,885.801     Shares of beneficial interest

77C Matters submitted to a vote of security holders
Columbia Greater China Fund
On November 16, 2005, a Special Meeting of the Shareholders of the Funds was held to approve the following items, as described in the Proxy Statement for the Meeting. The votes cast at the Meeting were as follows:

To elect Trustees:             For             Withheld          Abstain

Douglas A. Hacker           2,078, 110.987     130,673.899       3,524.075
Janet Langford Kelly        2,146,435.086       65,873.875         0.000
Richard W. Lowry            2,146,649.328       65,659.633         0.000
Charles R. Nelson           2,147,091.698       65,217.263         0.000
John J. Neuhauser           2,146,151.576       66,157.385         0.000
Patrick J. Simpson          2,146,724.153       65,584.808         0.000
Thomas E. Stitzel           2,145,527.091       66,781.870         0.000
Thomas C. Theobald          2,145,275.094       67,033.867         0.000
Anne-Lee Verville           2,147,806.001       64,502.960         0.000
Richard L. Woolworth        2,148,282.783       64,026.178         0.000
William E. Mayer            2,146,644.878       65,664.083         0.000


2a: Amendment to fundamental investment restrictions with respect to borrowing money.

For:         1,528,520.030  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       130,231.098  Shares of beneficial interest
Abstain:       49,811.833   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:         1,512,969.729  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       139,443.583  Shares of beneficial interest
Abstain:        56,149.649  Shares of beneficial interest

2c: Amendment to fundamental investment restriction with respect to making loans.

For:          1,503,472.788  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        144,474.233  shares of beneficial interest
Abstain:         60,615.940  shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investment in real estate.

For:         1,544, 135.519  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        115,648.496  shares of beneficial interest
Abstain:         48,778.946  shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:          1,531,700.236  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       122,595.068    Shares of beneficial interest
Abstain:        54,267.657    Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:        1,528,318.378   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:      126,131.708   Shares of beneficial interest
Abstain:       54,112.875   Shares of beneficial interest

2g: Elimination of fundamental investment restriction for buying and selling future contracts and related options.
For:        1,499,311.762   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:    156,501.871     Shares of beneficial interest
Abstain:     52,749.328     Shares of beneficial interest

Columbia Conservative High Yield Fund (formerly Columbia High Yield Fund, Inc.)

77C Matters submitted to a vote of security holders

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The meeting was adjourned to October 7, 2005. Below are the votes cast at the September 16, 2005 meeting:
To elect Trustees:                  For              Withheld        Abstain

Douglas A. Hacker          159,686,169.914      1,007,043.009     144,132.291
Janet Langford Kelly       159,780,718.885      912,494.038       144,132.291
Richard W. Lowry           159,754,439.891      938,773.032       144,132.291
Charles R. Nelson          159,795,305.752      897,907.171       144,132.291
John J. Neuhauser          159,767,619.752      925,593.171       144,132.291
Patrick J. Simpson         159,826,639.134      866,699.114       144,006.966
Thomas E. Stitzel          159,778,843.809      914,369.114       144,132.291
Thomas C. Theobald         159,702,388.897      990,824.026       144,132.291
Anne-Lee Verville          159,737,396.317      955,816.606       144,132.291
Richard L. Woolworth       159,809,757.123      883,455.800       144,132.291
William E. Mayer            90,732,479.015   69,960,859.233       144,006.966


Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:           101, 912,218.092  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          4,544,703.162  Shares of beneficial interest
Abstain:          1,626,551.953  Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans

For:           101,739,278.211    Shares of beneficial interest being a majority
                                  of the sharesrepresented at the meeting.
Against:         4,618,040.892    Shares of beneficial interest
Abstain:         1,726,154.111    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.
For:         102,138,880.483  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       4,213,794.171  shares of beneficial interest
Abstain:       1,730,798.560  shares of beneficial interest

Amendment to fundamental inv restrictions with respect to investments in commodities

For:       101, 587,312.753  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     4,698,234.050   shares of beneficial interest
Abstain:     1,797,926.411   shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      101, 927,240.580  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     4,401,069.188  Shares of beneficial interest
Abstain:     1,755,163.446  Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:     101,833,699.462  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     4,400,527.377 Shares of beneficial interest
Abstain:     1,849,246.375 Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to purchasing securities on margin.


For:     100,996,727.226  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  5,237,406.157   Shares of beneficial interest
Abstain:  1,849,339.831   Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:         101,481,263.577  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      4,778,067.876   Shares of beneficial interest
Abstain:      1,824,141.761   Shares of beneficial interest


Elimination of fundamental investment restrictions with respect to short sales.

For:       101,207,875.024 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     5,055,006.299 Shares of beneficial interest
Abstain:     1,820,591.891  Shares of beneficial interest

Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      101,766,979.460  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    4,540,296.611  Shares of beneficial interest
Abstain:    1,776,197.143  Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:     101,610,700.950  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   4,636,038.252  Shares of beneficial interest
Abstain:   1,836,734.012  Shares of beneficial interest

Fund investment restrictions for purchasing or holding securities of any company, if securities are owned by officers, directors, advisor.

For:        101,632,204.827   Shares of beneficial interest being a majority of
                              the shares represented at the meeting.
Against:    4,617,179.115  Shares of beneficial interest
Abstain:    1,834,089.272  Shares of beneficial interest

On October 7, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meeting were as follows:
3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:        101,918,282.302   Shares of beneficial interest being a majority of
                              the shares represented at the meeting.
Against:      4,227,939.401   Shares of beneficial interest
Abstain:     1, 937,251.511   Shares of beneficial interest


Columbia Mid Cap Growth Fund

COLUMBIA MID CAP GROWTH FUND (THE "FUND")

77C Matters submitted to a vote of security holders
On September 16, 2005, a Special Meeting of the Shareholders of the Funds was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meeting were as follows:

To elect Trustees:            For               Withheld          Abstain

Douglas A. Hacker          22,032,629.013     950,061.187      466,804.492
Janet Langford Kelly       22,093,191.981     892,597.602      463,705.109
Richard W. Lowry           22,090,757.738     930,552.617      428,184.337
Charles R. Nelson          22,076,653.356     902,585.041      470,256.295
John J. Neuhauser          22,062,173.953     917,497.278      469,823.461
Patrick J. Simpson         22,079,153.365     899,858.181      470,483.146
Thomas E. Stitzel          22,069,114.790     911,209.229      469,170.673
Thomas C. Theobald         22,052,767.485     927,674.285      469,052.922
Anne-Lee Verville          22,064,556.795     914,766.331      470,171.566
Richard L. Woolworth       22,081,520.100     901,451.163      466,523.429
William E. Mayer           14,065,366.188     8,915,050.906    469,077.598


2a: Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:         19,263,726.695     Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:      1,243,171.219     Shares of beneficial interest
Abstain:      1,033,754.778     Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:        19,148,718.584    Shares of beneficial interest being a majority of
                              the shares represented at the meeting.
Against:    1,340,982.510     Shares of beneficial interest
Abstain:    1,050,951.598     Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:          19,412,087.895    shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:       1,098,179.223    shares of beneficial interest
Abstain:       1,030,385.574    shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities

For:          19,209,572.236   shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:       1,297,524.585   shares of beneficial interest
Abstain:       1,033,555.871   shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:         19,380,537.375  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,142,926.021   Shares of beneficial interest
Abstain:     1,017,189.296   Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        19,200,630.359  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,274,151.176 Shares of beneficial interest
Abstain:     1,057,871.157 Shares of beneficial interest


2h: Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:      19,197,500.948  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,270,034.247 Shares of beneficial interest
Abstain:     1,073,117.497 Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:      19,132,217.743  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   1,244,344.627  Shares of beneficial interest
Abstain:   1,064,200.322  Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      19,246,079.812   Shares of beneficial interest being a majority of the
                           shares represented at the meeting.
Against:   1,251,613.899   Shares of beneficial interest
Abstain:   1,042,958.981   Shares of beneficial interest

2k: Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:     19,300,105.248  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against: 1,194,630.107   Shares of beneficial interest
Abstain: 1,045,917.337   Shares of beneficial interest

2m: Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:        19,128,233.406 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,348,857.763  Shares of beneficial interest
Abstain:    1,063,561.523  Shares of beneficial interest

3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:       19,316,945.826   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:    1,117,124.291  Shares of beneficial interest
Abstain:    1,106,582.575  Shares of beneficial interest


Columbia Real Estate Equity Fund


77C Matters submitted to a vote of security holders
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The meeting was adjourned to October 7, 2005. Below are the votes cast at the September 16, 2005 meeting:


To elect Trustees:        For                  Withheld          Abstain

Douglas A. Hacker      21,431,512.292     544,304.685    139,141.875
Janet Langford Kelly   21,457,029.746     518,787.231    139,141.875
Richard W. Lowry       21,447,570.010     530,599.850    136,788.992
Charles R. Nelson      21,497,176.092     514,436.898    103,345.862
John J. Neuhauser      21,457,914.392     517,902.585    139,141.875
Patrick J. Simpson     21,460,656.322     515,160.655    139,141.875
Thomas E. Stitzel      21,452,702.948     523,114.029    139,141.875
Thomas C. Theobald     21,445,519.045     530,329.852    139,109.955
Anne-Lee Verville      21,456,460.921     519,356.056    139,141.875
Richard L. Woolworth   21,463,951.527     514,548.011    136,459.314
William E. Mayer       21,074,716.312     901,100.665    139,141.875


2a: Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:             14, 866,641.836  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             843,163.706  Shares of beneficial interest
Abstain:             571,678.310  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:           14,856,750.293  Shares of beneficial interest being a majority of the shares represented at
                               the meeting.

Against:          847,624.201  Shares of beneficial interest
Abstain:          577,109.358  Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:         14,959,526.094  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       740,674.521   shares of beneficial interest
Abstain:       581,283.237   shares of beneficial interest


2d: Amendment to fundamental inv restrictions with respect to investments in commodities

For:        14,859,947.022  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       859,707.846  shares of beneficial interest
Abstain:       561,828.984  shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:        15,055,133.414 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      635,119.324  Shares of beneficial interest
Abstain:      591,231.114  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        14,877,308.016 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      798,083.593  Shares of beneficial interest
Abstain:      606,092.243  Shares of beneficial interest


2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin

For:       14,684,147.178 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   1,007,424.173  Shares of beneficial interest
Abstain:     589,912.501  Shares of beneficial interest


2h: Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:      14,838,094.859  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     846,589.816  Shares of beneficial interest
Abstain:     596,799.177  Shares of beneficial interest



2i: Elimination of fundamental investment restrictions with respect to short sales.

For:      14,718,294.140  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     972,030.158  Shares of beneficial interest
Abstain:     591,159.554  Shares of beneficial interest


2k: Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:    14,949,813.641 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   742,325.656 Shares of beneficial interest
Abstain:   589,344.555 Shares of beneficial interest

2l: Fund investment restrictions for purchasing or holding securities of any company, if securities are owned by officers, directors, advisor.

For:     14,778,938.207 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  904,549.378   Shares of beneficial interest
Abstain:  597,996.267   Shares of beneficial interest

3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:     15,021,875.104   Shares of beneficial interest being a majority of the
                          shares represented at the meeting.
Against:    645,753.099   Shares of beneficial interest
Abstain:    613,855.649   Shares of beneficial interest


On October 7, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the meeting are as follows:

To elect Trustees:           For              Withheld          Abstain
Douglas A. Hacker         20,624,204.201    792,659.095      145,420.329
Janet Langford Kelly      20,647,401.037    769,462.259      145,420.329
Richard W. Lowry          20,637,555.625    781,661.452      143,066.548
Charles R. Nelson         20,688,128.470    764,543.692      109,611.463
John J. Neuhauser         20,647,903.594    768,959.702      145,420.329
Patrick J. Simpson        20,650,734.818    766,128.478      145,420.329
Thomas E. Stitzel         20,642,778.754    774,084.542      145,420.359
Thomas C. Theobald        20,636,346.420    780,549.095      145,388.110
Anne-Lee Verville         20,647,985.419    769,942.986      144,355.220
Richard L. Woolworth      20,654,031.219    765,515.835      142,736.571
William E. Mayer          20,265,772.459    1,151,090.837    145,420.329


2a: Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:          15,748,411.891  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        956,398.989   Shares of beneficial interest
Abstain:        780,535.745   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:         15,783,967.100  Shares of beneficial interest being a majority of the shares represented at the meeting.

Against:        910,865.340  Shares of beneficial interest
Abstain:        790,514.185  Shares of beneficial interest


2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:           15,844,792.507   shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:         844,708.056    shares of beneficial interest
Abstain:         795,846.062    shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities

For:           15,789,219.711 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         923,013.346  shares of beneficial interest
Abstain:         773,113.568  shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:           15,990,673.410  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          685,724.821  Shares of beneficial interest
Abstain:          808,948.394  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:            15,809,015.927  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          857,575.420   Shares of beneficial interest
Abstain:          818,755.278   Shares of beneficial interest


2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin

For:         15,559,623.667  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      1,125,000.934  Shares of beneficial interest
Abstain:        800,722.024  Shares of beneficial interest


2h: Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:        15,719,973.647 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      956,558.896  Shares of beneficial interest
Abstain:      808,814.082  Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:       15,644,197.727  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   1,040,301.764   Shares of beneficial interest
Abstain:     800,847.134   Shares of beneficial interest

2k: Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:   15,880,735.101  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  801,349.489  Shares of beneficial interest
Abstain:  803,262.035  Shares of beneficial interest

2l: Fund investment restrictions for purchasing or holding securities of any company , if securities are owned by officers, directors, advisor.

For:     15,657,289.098  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  1,020,746.957  Shares of beneficial interest
Abstain:    807,310.570  Shares of beneficial interest

3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:     15, 951,613.159   Shares of beneficial interest being a majority of the
                           shares represented at the meeting.
Against:     704,324.183   Shares of beneficial interest
Abstain:     829,409.283   Shares of beneficial interest

Columbia Oregon Intermediate Municipal Bond Fund

77C Matters submitted to a vote of security holders
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the meeting are as follows:

To elect Trustees:               For               Withheld          Abstain
Douglas A. Hacker             22,089,386.650     1,615,062.401    511,193.861
Janet Langford Kelly          22,274,880.985     1,429,568.066    511,193.861
Richard W. Lowry              22,233,298.010     1,471,151.041    511,193.861
Charles R. Nelson             22,232,534.474     1,475,623.136    507,485.302
John J. Neuhauser             22,208,530.450     1,495,918.601    511,193.861
Patrick J. Simpson            22,159,751.364     1,546,757.935    509,133.613
Thomas E. Stitzel             22,242,956.608     1,461,492.443    511,193.861
Thomas C. Theobald            22,201,631.267     1,505,144.694    508,866.951
Anne-Lee Verville             22,130,749.452     1,575,759.847    509,133.613
Richard L. Woolworth          22,225,629.824     1,478,819.227    511,193.861
William E. Mayer              21,598,942.966     2,106,125.425    510,574.521


2a: Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:         17,977,284.655  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      2,991,235.454  Shares of beneficial interest
Abstain:      1,580,153.803  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:       17,749,645.885    Shares of beneficial interest being a majority
                            of the shares represented at the meeting.
Against:    3,194,788.713  Shares of beneficial interest
Abstain:    1,604,239.314  Shares of beneficial interest


2d: Amendment to fundamental inv restrictions with respect to investments in commodities

For:     17,801,010,943  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  3,113,372.791  shares of beneficial interest
Abstain:  1,634,290.178  shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      18,328,517.874  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,605,657.573  Shares of beneficial interest
Abstain:   1,614,498.465  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      17,961,637.244  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,650,818.602  Shares of beneficial interest
Abstain:   1,936,218.066  Shares of beneficial interest


2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin

For:       17,489,062.395  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    3,323,483.741  Shares of beneficial interest
Abstain:    1,736,127.776  Shares of beneficial interest


2h: Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:      17,896,225.494  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,869,592.607  Shares of beneficial interest
Abstain:   1,782,855.811  Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:       17,594,037.871 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    3,330,418.408 Shares of beneficial interest
Abstain:    1,624,217.633 Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       18,008,367.600  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    2,897,990.883  Shares of beneficial interest
Abstain:    1,642,315.429  Shares of beneficial interest

3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:      17,891,376.293  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,754,176.156  Shares of beneficial interest
Abstain:   1,903,121.463  Shares of beneficial interest

Columbia Small Cap Growth Fund I
77C Matters submitted to a vote of security holders
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the meeting were as follows:


To elect Trustees:              For              Withheld        Abstain
Douglas A. Hacker          3,564,561.777      160,923.547      130,995.847
Janet Langford Kelly       3,569,076.893      155,957.181      131,447.097
Richard W. Lowry           3,570,130.553      155,105.067      131,245.551
Charles R. Nelson          3,570,782.188      154,251.886      131,447.097
John J. Neuhauser          3,567,499.522      157,715.005      131,266.644
Patrick J. Simpson         3,569,722.188      155,311.886      131,447.097
Thomas E. Stitzel          3,561,181.354      163,852.720      131,447.097
Thomas C. Theobald         3,561,582.998      163,451.076      131,447.097
Anne-Lee Verville          3,570,164.766      154,869.308      131,447.097
Richard L. Woolworth       3,571,423.790      153,610.284      131,447.097
William E. Mayer           3,198,809.793      526,224.281      131,447.097


2a: Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:         2,845,483.175   Shares of beneficial interest being a majority
                             of the shares represented at the meeting.
Against:       243,062.880   Shares of beneficial interest
Abstain:       262,489.116   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans
For:            2,861,746.090   Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:           222,979.275  Shares of beneficial interest
Abstain:           266,309.806  Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:           2,878,613.857     shares of beneficial interest being a majority
                                 of the shares represented at the meeting.
Against:         201,385.156     shares of beneficial interest
Abstain:         271,036.158     shares of beneficial interest


2d: Amendment to fundamental inv restrictions with respect to investments in commodities

For:       2,833,563.177  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     254,979.403  shares of beneficial interest
Abstain:     262,492.591  shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:        2,873,561.646 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     215,435.415  Shares of beneficial interest
Abstain:     262,038.110  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:       2,849,390.825  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    238,030.807   Shares of beneficial interest
Abstain:    263,613.538   Shares of beneficial interest


2h: Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:      2,887,055.162  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   188,932.374   Shares of beneficial interest
Abstain:   275,047.635   Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:     2,824,038.193    Shares of beneficial interest being a majority of the
                          shares represented at the meeting.
Against:   256,501.777    Shares of beneficial interest
Abstain:   270,495.201    Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      2,868,757.506 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   221,427.233  Shares of beneficial interest
Abstain:   260,850.432  Shares of beneficial interest

2k: Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:      2,893,037.406  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   195,359.335   Shares of beneficial interest
Abstain:   262,638.430   Shares of beneficial interest

2m: Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:    2,844,559.902  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  236,282.886  Shares of beneficial interest
Abstain:  270,192.383  Shares of beneficial interest

3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:    2,875,552.470 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  168,373.280 Shares of beneficial interest
Abstain:  307,109.421 Shares of beneficial interest


Columbia Strategic Investor Fund
77C Matters submitted to a vote of security holders

On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. Item 3 was adjourned to November 16, 2005. Below are the votes cast at the September 16, 2005 meeting;


To elect Trustees:            For            Withheld         Abstain
Douglas A. Hacker        16,429,708.467     511,161.579     178,093.883
Janet Langford Kelly     16,448,644.245     489,785.033     180,534.651
Richard W. Lowry         16,443,316.053     495,113.225     180,534.651
Charles R. Nelson        16,474,614.198     463,815.080     180,534.651
John J. Neuhauser        16,443,770.710     495,055.679     180,137.540
Patrick J. Simpson       16,448,521.499     490,048.372     180,394.058
Thomas E. Stitzel        16,408,388.922     530,040.356     180,534.651
Thomas C. Theobald       16,406,370.337     532,976.000     179,617.592
Anne-Lee Verville        16,445,312.189     494,352.083     179,299.657
Richard L. Woolworth     16,470,735.212     469,184.837     179,043.880
William E. Mayer         15,944,423.101     995,756.142     178,784.686

2a: Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:          8, 697,972.602  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         718,168.990  Shares of beneficial interest
Abstain:         650,278.337  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:          8,738,209.820   Shares of beneficial interest being a majority of
                              the shares represented at the meeting.

Against:        678,489.467   Shares of beneficial interest
Abstain:        649,720.642   Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:           8,846,877.872  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         529,617.615  shares of beneficial interest
Abstain:         689,924.442  shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities

For:         8,692,790.071   shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:       709,975.202   shares of beneficial interest
Abstain:       663,654.656   shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:          8,832,139.058  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        585,621.406  Shares of beneficial interest
Abstain:        648,659.465  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:         8,757,869.410   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:       619,100.645   Shares of beneficial interest
Abstain:       689,449.874   Shares of beneficial interest


2h: Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:          8,678,006.608   Shares of beneficial interest being a majority of
                              the shares represented at the meeting.
Against:       729,399.244    Shares of beneficial interest
Abstain:       659,014.077    Shares of beneficial interest


2i: Elimination of fundamental investment restrictions with respect to short sales.

For:         8,552,779.044  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      839,803.634   Shares of beneficial interest
Abstain:      673,837.251   Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       8,703,636.857 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     706,724.616 Shares of beneficial interest
Abstain:     656,058.456 Shares of beneficial interest


2k: Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:       8,812,182.374  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     593,368.487  Shares of beneficial interest
Abstain:     660,869.068  Shares of beneficial interest


3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:       8,796,370.025 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     563,030.888 Shares of beneficial interest
Abstain:     707,019.016 Shares of beneficial interest


77C Matters submitted to a vote of security holders
On November 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the meeting are as follows:


3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:          12,949,043.629  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       1,124,888.140  Shares of beneficial interest
Abstain:       1,189,139.666  Shares of beneficial interest


Columbia Technology Fund
77C Matters submitted to a vote of security holders

On October 7, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. Item 3 was adjourned to November 16, 2005. Below are the votes cast at the October 7, 2005 meeting:

To elect Trustees:


To elect Trustees:               For            Withheld          Abstain

Douglas A. Hacker             3,267,039.650    246,988.580      92,881.036
Janet Langford Kelly          3,269,392.176    245,181.846      92,335.244
Richard W. Lowry              3,269,359.791    247,863.657      89,685.818
Charles R. Nelson             3,265,811.366    248,216.864      92,881.036
John J. Neuhauser             3,268,905.954    245,522.972      92,480.340
Patrick J. Simpson            3,269,165.384    244,862.846      92,881.036
Thomas E. Stitzel             3,266,364.908    247,663.322      92,881.036
Thomas C. Theobald            3,267,081.161    247,347.765      92,480.340
Anne-Lee Verville             3,269,247.080    245,181.846      92,480.340
Richard L. Woolworth          3,268,053.945    246,374.981      92,480.340
William E. Mayer              3,250,329.872    264,099.054      92,480.340


2a: Amendment to fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:            2,511,233.942  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          140,414.413  Shares of beneficial interest
Abstain:          282,763.911  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:            2,503,567.180  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          145,338.337  Shares of beneficial interest
Abstain:          285,506.749  Shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities

For:           1,497,664.595    shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:        149,501.026     shares of beneficial interest
Abstain:        287,246.645     shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:           2,528,039.010   Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:         144,666.080   Shares of beneficial interest
Abstain:         261,707.176   Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:         2,504,474.110    Shares of beneficial interest being a majority of
                              the shares represented at the meeting.
Against:       145,372.437    Shares of beneficial interest
Abstain:       284,565.719    Shares of beneficial interest


2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin

For:        2,490,115.088  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      163,475.567  Shares of beneficial interest
Abstain:      280,821.611  Shares of beneficial interest



2h: Elimination of fundamental inv restrictions with respect to investing for the purpose of exercising control.

For:        2,501,242.004   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:      143,260.039   Shares of beneficial interest
Abstain:      289,910.223   Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:       2,496,006.559  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    156,058.454   Shares of beneficial interest
Abstain:    282,347.253   Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:        2,508,527.035  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      143,506.485  Shares of beneficial interest
Abstain:      282,378.746  Shares of beneficial interest


2k: Elimination of fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

For:        2,518,824.368  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       142,125.103 Shares of beneficial interest
Abstain:       273,462.794 Shares of beneficial interest


3. To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:       2,507,575.174  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     140,872.123  Shares of beneficial interest
Abstain:     285,964.969  Shares of beneficial interest



On November 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the meeting are as follows:


To approve the Reorganization of each Fund into a separate, corresponding series of Columbia Funds Trust.

For:           3,343,238.011    Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:         158,059.959    Shares of beneficial interest
Abstain:         887,410.880    Shares of beneficial interest


77D Policies with respect to security investments
Columbia Greater China Fund

Effective January 1, 2006, the following language replaced the language in the section of the Statement of Additional Information entitled "FUNDAMENTAL INVESTMENT POLICIES: FUNDAMENTAL INVESTMENT POLICIES

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 50% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.



77D Policies with respect to security investments cont'd
Columbia Balanced Fund
Columbia Conservative High Yield Fund (formerly Columbia High Yield Fund, Inc.) Columbia Real Estate Equity Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Small Cap Growth Fund I
Columbia Strategic Investor Fund
Columbia Technology Fund

Effective November 1, 2005, the following language replaced the language in the section of the Statement of Additional Information entitled "FUNDAMENTAL INVESTMENT POLICIES: FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. With the exception of the Real Estate Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United
         States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. With the exception of the Oregon Intermediate Municipal Bond Fund and Technology Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.




Columbia Federal Securities Fund
Columbia International Stock Fund

77D Policies with repect to security investments

On November 1, 2005, the following language replaced the language currently in the section of the Statement of Additional Information entitled FUNDAMENTAL INVESTMENT POLICIES: FUNDAMENTAL INVESTMENT POLICIES The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:
1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or
(b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.





COLUMBIA MID CAP GROWTH FUND (THE "FUND")
77D Policies with respect to security investments

On February 17, 2006, The third paragraph under the heading "THE FUND; PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows (Class R share prospectus only):

The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), and certain options and financial futures contracts (derivatives). The Fund may also invest, to a limited extent, in foreign securities, including American Depository Receipts. The Fund may invest up to 20% of its total assets in foreign securities.

77D Policies with respect to security investments

Effective November 1, 2005, the following language replaced the language in the section of the Statement of Additional Information entitled "FUNDAMENTAL INVESTMENT POLICIES: FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United
         States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Columbia Mid Cap Growth Fund cont'd
77D Policies with respect to security investments cont'd

On February 17, 2006, the non-fundamental investment restrictions section for the Fund was revised in its entirety as follows (CLass R prospectus only):

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

3. Invest more than 20% of its total assets in foreign securities.

Columbia Mid Cap Growth Fund
77I Terms of new or amended securities

Effective January 17, 2006 Class R shares were offered by Columbia MidCap Growth Fund (Fund). Such shares are offered at net asset value without any initial or contingent deferred sales charges or Rule 12b-1 fees.



77E Legal Proceedings
Columbia Federal Securities Fund
Columbia International Stock Fund
Columbia Balanced Fund
Columbia Greater China Fund
Columbia Conservative High Yield Fund
Columbia Mid Cap Growth Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Real Estate Equity Fund
Columbia Small Cap Growth Fund I
Columbia Strategic Investor Fund
Columbia Technology Fund (Funds)


On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.


77M Mergers
Columbia International Stock Fund
On September 16, 2005, the shareholders of Columbia Newport Tiger Fund (Fund) approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Columbia Newport Tiger Fund to, and the assumption of all of the liabilities of, Columbia Newport Tiger Fund by, Columbia International Stock Fund, in exchange for shares of Columbia International Stock Fund, and
(ii) the distribution of such shares to the shareholders of Columbia Newport Tiger Fund in complete liquidation of Columbia Newport Tiger Fund. Following the reorganization, Columbia International STock Fund, was reorganized as a newly-formed series of Columbia Funds Series Trust I.


Columbia Federal Securties Fund
Columbia International Stock Fund (Funds)
77M Mergers
On September 19, 2005, the Board of Trustees approved the reorganization of the Funds as a newly-formed series of Columbia Funds Series Trust I. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.

Columbia Balanced Fund
Columbia Conservative High Yield Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Real Estate Equity Fund
Columbia Small Cap Growth Fund I
Columbia Mid Cap Growth Fund
Columbia Strategic Investor Fund
Columbia Technology Fund (Funds)
77M Mergers
On March 27, 2006, the Board of Trustees approved the reorganization of the Funds as a newly-formed series of Columbia Funds Series Trust I. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.



77O Transactions effected pursuant to Rule 10f-3
Columbia Conservative High Yield Fund

On July 27, 2005, Columbia Conservative High Yield Fund (Fund) purchased 10,015,000 par value of notes of L-3 Communications (Securities) for a total purchase price of $9,923,863.50 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bear Stearns & Co. Inc.; Credit Suisse First Boston Corp; BNY Capital Markets;
Calyon Securities USA, Inc.; Morgan Stanley; Scotia Capital Inc.; SG Corporate
& Investment Banking; Stephens, Inc.; Wachovia Securities, Inc.


Columbia Conservative High Yield Fund

On July 27, 2005, Columbia Conservative High Yield Fund (Fund) purchased 1,475,000 par value of notes of Sungard Data Systems Inc 9.125% '13
(Securities) for a total purchase price of $1,475,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Citigroup; JPMorgan; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; BNY Capital Markets, Inc.



Columbia Conservative High Yield Fund

On July 28, 2005, Columbia Conservative High Yield Fund (Fund) purchased 1,400,000 par value of notes of FTI Consulting 7.625% '13 (Securities) for a total purchase price of $1,400,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.


Columbia Conservative High Yield Fund

On September 8, 2005, Columbia Conservative High Yield Fund (Fund) purchased 5,100,000 par value of notes of Amerisource Bergen Corp 5.62% 12 (Securities) for a total purchase price of $5,074,500 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JPMorgan Securities; Lehman Brothers

Columbia Small Cap Growth Fund I
77O Transactions effected pursuant to Rule 10f-3

On September 22, 2005, Columbia Small Cap Growth Fund I (Fund) purchased 118,005 par value of notes of Global Cash Access Holdings, Inc. (Securities) for a total purchase price of $1,652,070.00 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Goldman Sachs & Co; JP Morgan Securities; Bear Stearns & Co. Inc; Citigroup; Deutsche Bank Securities Inc.; SG Cowen Securities Corp.; Wachovia Securities, Inc.

Columbia Technology Fund
77O Transactions effected pursuant to Rule 10f-3
On July 21, 2005, Columbia Technology Fund (Fund) purchased 48,300 par value of notes of Consolidated Communications (Securities) for a total purchase price of $627,900 from CS First Boston/Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Citigroup; Deutsche Bank Securities; Lehman Brothers; Wachovia Securities



77Q1 Exhibits

Management Agreement incorporated herein by reference to Accession Number 0000950135-05-005435